Exhibit 99.2



The following certification is provided by the undersigned Chief Operating Officer of Wintrust Financial Corporation on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------



In connection with the Quarterly Report of Wintrust Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 12, 2002, (the "Report"), I, David A. Dykstra, Senior Executive Vice President and Chief Operating Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/  DAVID A. DYKSTRA
                                    --------------------------------------------
                                     Name:  David A. Dykstra
                                    Title:  Senior Executive Vice President and
                                            Chief Operating Officer
                                     Date:  November 12, 2002